Exhibit 99.1

SCBT FinancialSCBT Financial CorporationCorporationBoston / New York Feb. 27 - Mar. 1, 2006

Forward-Looking Statements: Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward looking public statements concerning matters herein. Such forward-looking statements are necessarily estimates reflecting the best judgement of SCBT's senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

SCBT Financial Corporation Profile o Lead bank founded in 1934 o 72nd Anniversary in 2006 o Bank subsidiaries - SCBT, N.A. - SCBT of the Piedmont, N.A. - SunBank, N.A. o Family of 500+ employees o 16 S.C. Counties o 47 financial centers

Executive Management Team o Robert R. Hill, Jr. President and CEO o John C. Pollok COO o Richard C. Mathis CFO o Joe E. Burns CCO o Dane H. Murray Division Head o John F. Windley Division Head o Thomas S. Camp President and CEO, SCBT of the Piedmont

SCBT Financial Corporation ProfileSCBT Financial Corporation Profile ..Third largest independent commercial bankThird largest independent commercial bank headquartered in South Carolina o Eighth largest depository in South Carolina1 o Currently operates in 5 of the Southeast's Top 30 markets o Mission: To be South Carolina's premier community bank and a top-performing bank in the southeast. 1 Source: FDIC Website as of June 30, 2005

SCBT Financial Corporation ProfileSCBT Financial Corporation ProfileSCBTSCBT-- Stock Market Information:Stock Market Information: Closing Price as of 12Closing Price as of 12--3030--20052005$33.42$33.42 Closing Price as of 2-22-2006 $34.77 2005 Earnings per share $ 2.03 2005 Cash Earnings per share $ 2.07 Book Value (12-31-2005) $17.17 Tangible Book Value (12-31-2005) $12.98 Current Market Capitalization ~$301MM Price / Earnings (TTM thru 12-31-2005) 17.1x Price to Book Value (at 12-31-2005) 203 % Core Deposit Premium (at 12-31-2005) ~14.5 % Dividend Yield ~2.00 % Last Cash Dividend (Annualized) $ .68

SCBT Financial Corporation ProfileSCBT Financial Corporation ProfileFinancial Information as of 12Financial Information as of 12--3131--20052005(in thousands)(in thousands) Assets $1,926,000 Loans $1,536,000 Deposits $1,473,000 Shareholders' Equity $ 148,000 YTD 2005 Net interest margin 4.28 % YTD 2005 Return on assets 1.00 % YTD 2005 Return on equity 13.19 % YTD 2005 Return on tangible equity 15.20 % Equity / Assets 7.71 % Tangible equity / Tangible assets 5.94%

Mission

To be

SOUTH CAROLINA'S Bank



And….

A Top-Performing Bank in the Southeast

SCBT

`Repositioning' SCBT Financial o SC based management team assembled to build a statewide SC-based community bank o CEO succession occurred November 2004 o Re-branded as South Carolina Bank & Trust o Relocated headquarters to Columbia o Products and sales diversification o Emphasis upon organic growth o Acquisitions may boost strategic and in-market growth

What Makes Us Successful?What Makes Us Successful? o Customers o Employees o Management o Business Model

Focus on Customers o Relationship Banking - Putting the Customer First - Fast, Friendly and Accurate o 13,064 New Personal Checking Accounts opened in 2005... 21% greater than 2004 o 2,875 New Business Deposit Accounts opened in 2005... 14% greater than 2004

Focus on Employees o Honored by the American Psychological Association in 2004 for: "Best Practices for Employee Involvement" - Only 10 companies nationwide, and - Only 2 banks in the country o Employee Expectations Survey o Gallup 12 management tool o New Program-Employee Wellness implemented in 2005

Business ModelBusiness Model o Community Banking o Local Decisions o Centralized Processes o Think Big / Act Small o Balancing Soundness, Profitability & Growth o Experienced Relationship Managers & Employees o Building "South Carolina's Bank" brand o Will consider out-of-state markets, preferably in contiguous areas

2005 Accomplishments o Completed acquisition of New Commerce BanCorp and Sun Bancshares, Inc. o Reported record YTD earnings, up approximately 18% over 2004 o Process Improvement Progress o Celebrated 1-year anniversary on NASDAQ Stock Market o Built new branch in northern York County o Organic Loan growth up 20% from year ago o Organic Deposit growth up 14% from year ago

2006 Focus Areas o Core deposits o Training o Loan yields o Tellers, FSR's & o Fee revenue Managers o Efficiency o Improving financial performance of newer markets and branches

Financial Center LocationsFinancial Center LocationsYork Greenville Orangeburg Bamberg Jasper Beaufort Colleton Dorchester Berkeley Florence Richland From the upstate to the coast......From the upstate to the coast...... Lexington oExisting Markets oTargeted Expansion Markets Horry Georgetown Charleston Lancaster

Market ShareMarket ShareDeposits Market Rank Institution (State of Domicile) ($000) Share Branches 1 Wachovia Corp. (NC) 3,319,337 19.28% 33 2 Bank of America Corp. (NC) 2,873,454 16.69 37 4 SCBT Financial Corporation (SC) 1,432,609 8.32 13 3 South Financial Group Inc. (SC) 2,124,057 12.34 17 5 1,416,972 8.23 39 6 Synovus Financial Corp. (GA) 1,340,302 7.78 21 7 First Citizens Bancorporation (SC) 829,776 4.82 29 8 CNB Corporation (SC) 305,121 1.77 10 9 SunTrust Banks Inc. (GA) 221,853 1.29 4 10 Greenville First Bancshares, Inc. (SC) 220,150 1.28 1 Deposit Market Share by Zip Codes Where SCBT Has Branch Offices Source: FDIC Deposit data as of June 30, 2005 (most recent data) Note: SCBT Financial Corporation data also includes Sun Bancshares, Inc. totals BB&T Corp. (NC)

Market GrowthMarket Growth8.06% 6.04% 4.84% 13.69% 13.23% 13.35% 0.00% 3.00% 6.00% 9.00% 5 Key South Carolina Markets* Southeast United States 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% Population Income * MSA's : Columbia, Charleston-North Charleston, Greenville-Spartanburg- Anderson, Charlotte-Gastonia-Rock Hill, Myrtle Beach Source: Bureau of Labor Statistics, SNL DataSource and Claritus Projected 2004-2009

Business Model - Balancing: Soundness Profitability & Growth

0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 2000 2001 2002 2003 2004 3Q 2005 YTD 2005 SCBTFC Peers SOUNDNESSSOUNDNESSNet ChargeNet Charge--offs / Average Total Loansoffs / Average Total Loans0.14% 0.10% 0.11% Source: BHC Performance Report

SOUNDNESSSOUNDNESS20022002200320032004200420052005NonNon--Performing Assets /Performing Assets / Total Loans & OREO*Total Loans & OREO*0.67% 0.87% 0.43%0.67% 0.87% 0.43% 0.30%0.30% Allow. Loan Losses / Total Loans* 1.28% 1.25% 1.25%Allow. Loan Losses / Total Loans* 1.28% 1.25% 1.25% 1.30%1.30% Allow. Loan Losses /Allow. Loan Losses / NonNon--Performing Loans* 233% 173% 443%Performing Loans* 233% 173% 443% 4469%69% Net ChargeNet Charge--offs / Average Loans 0.25% 0.19% 0.15%offs / Average Loans 0.25% 0.19% 0.15% 0.11%0.11% * Period end date Loan data excludes mortgage loans held for sale

PROFITABILITY Earnings Per Share and Net IncomeEarnings Per Share and Net Income$10,533$12,257$13,834$14,786$14,016$16,655 $1.70 $1.72 $1.51 $1.82 $1.30 $2.03 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 2000 2001 2002 2003 2004 2005 $0.00 $0.30 $0.60 $0.90 $1.20 $1.50 $1.80 $2.10 (in Thousands) Net Income EPS Per share data reflect a ten percent stock dividend distributed on December 6, 2002 and a five percent stock dividend distributed on January 1, 2005

PROFITABILITYPROFITABILITYReturn on Average AssetsReturn on Average Assets1.11% 1.21% 1.28% 1.23% 1.05% 1.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2000 2001 2002 2003 2004 2005

PROFITABILITY 13.64% 14.09% 13.14% 13.72% 14.00% 12.00% 10.00% Return on Average EquityReturn on Average Equity16.00% 8.00% 6.00% 4.00% 2.00% 0.00% 12.20% 13.19% 2000 2001 2002 2003 2004 2005

PERFORMANCE DRIVERSPERFORMANCE DRIVERSNet Interest MarginNet Interest Margin --SCBT / PeerSCBT / Peer5.00% 4.29% 4.28% 4.50% 4.00% 4.06% 3.50% 3.00% 2000 2001 2002 2003 2004 3Q 2005 YTD 2005 SCBTFC Peers Source: BHC Performance Report

PERFORMANCE DRIVERSPERFORMANCE DRIVERSTotal NonTotal Non--Interest Income with Major ContributorsInterest Income with Major Contributors{Ongoing Diversification of Operating Income Stream}{Ongoing Diversification of Operating Income Stream} $22,915 {31%} $10,971 {21%} $13,680 {24%} $17,681 {27%} $22,651 {30%} $23,901 {27%} $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 (in Thousands) 2000 2001 2002 2003 2004 2005 Deposit Service Fees Secondary Mtg Orig Fees Wealth Management All Other Assets Sold {} Non-Interest Income as a Percent of Net Interest Income Plus Non-Interest Income

Deposit Service Income Ratios Ranked 16th nationally among Community Banks $1Billion -$5Billion in Assets Data as of December 2004 (latest full year available) Service Charges on Deposit Accounts $11,854 Total Interest Income $67,908 Total Noninterest Income $22,651 % Service Charges to Total Income 13.09% Peer Group Aggregate 6.10% Range of Top 25 Peers 27.71% -11.57% Source: Independent Banker

GROWTHGROWTH --Total AssetsTotal Assets$970 $1,026 $1,145 $1,198 $1,439 $1,926 $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 (in Millions) 2000 2001 2002 2003 2004 2005 14.7%CAGR

DIVERSIFICATIONDIVERSIFICATION Loan MixLoan MixCRE & Commercial Secured by Real Estate 42% Consumer Real Estate 27% Equity Line 9% Commercial & Industrial 12% Consumer 10% As of December 2005

GROWTHGROWTH --Total DepositsTotal Deposits$758 $812 $898 $946 $1,174 $1,473 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 (in Millions) 2000 2001 2002 2003 2004 2005 14.2%CAGR

DIVERSIFICATIONDIVERSIFICATION Deposit MixDeposit MixMMDA 18% Demand Deposits (NIBL) 17% Time Deposits 41% Now Accounts 19% Savings 5% As of December 2005

SCBT FINANCIAL CORPORATIONSCBT FINANCIAL CORPORATIONCash Dividends Per ShareCash Dividends Per Share$0.47 $0.50 $0.54 $0.63 $0.65 $0.68 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2000 2001 2002 2003 2004 2005 7.7%CAGR Per share data reflect a ten percent stock dividend distributed on December 6, 2002 and a five percent stock dividend distributed on January 1, 2005

Five-Year Price Performance SCBT 233.5% Peer Average 53.1% Nasdaq Bank Index 15.2% Price PerformancePrice Performance5 Year Total Return for Stock 275.0% 300.0% 250.0% 225.0% 200.0% 175.0% 150.0% 125.0% 100.0% 75.0% 50.0% 25.0% 0.0% -25.0% -50.0% SCBT Nasdaq Bank Peer Average Source: Yahoo! Finance and Keefe, Bruyette & Woods Price data is adjusted for Stock Splits and Dividends As of December 31, 2005 Peers include 4 publicly traded banks headquartered in the Carolinas with assets between $1 billion and $5 billion.

Total Return AnalysisTotal Return AnalysisFive-Year Total Return (%) 233.5 240 200 160 120 80 40 0 53.1 15.2 SCBT Financial Peer Average NASDAQ Bank Corporation Index Source: Yahoo! Finance and Keefe, Bruyette & Woods Data as of December 31, 2005 Return data is adjusted for Stock Splits and Reinvestment of Dividends Peer group includes 4 publicly traded banks headquartered in the Carolinas with assets between $1 billion and $5 billion.

SCBT Financial CorporationSCBT Financial CorporationInvestor Contacts:Investor Contacts: Richard C. Mathis Executive Vice President and Chief Financial Officer Robert R. Hill, Jr. President and Chief Executive Officer SCBT Financial Corporation 520 Gervais Street Columbia, South Carolina 29201 803-771-2265 www.SCBandT.com